                            AESOP FUNDING II L.L.C.,

                                   as Issuer


                                      and

                         HARRIS TRUST AND SAVINGS BANK,

                       as Trustee and Series 1997-1 Agent

                           -------------------------


                            SERIES 1997-1 SUPPLEMENT

                           dated as of July 30, 1997

                                       to

                      AMENDED AND RESTATED BASE INDENTURE

                           dated as of July 30, 1997


                           -------------------------

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
PRELIMINARY STATEMENT.................................................................................   1

DESIGNATION...........................................................................................   1

ARTICLE I

                                                DEFINITIONS............................................  2

                                   ARTICLE II

                                         SERIES 1997-1 ALLOCATIONS..................................... 15

Section 2.1  Establishment of Series 1997-1
                     Collection Account, Series
                     1997-1 Excess Collection
                     Account and Series 1997-1
                     Accrued Interest Account.......................................................... 15
Section 2.2  Allocations with Respect to
                     the Series 1997-1 Notes........................................................... 16
Section 2.3  Payments To Noteholders................................................................... 19
Section 2.4  Payment of Note Interest.................................................................. 21
Section 2.5  Payment of Note Principal................................................................. 22
Section 2.6  Administrator's Failure to
                     Instruct the Trustee to Make
                     a Deposit or Payment...............................................................23
Section 2.7  Series 1997-1 Reserve Account............................................................. 24
Section 2.8  Series 1997-1 Distribution Account........................................................ 26

                                  ARTICLE III

                                            AMORTIZATION EVENTS........................................ 28

                                   ARTICLE IV

                                   RIGHT TO WAIVE PURCHASE RESTRICTIONS................................ 29

                                   ARTICLE V

                                        FORM OF SERIES 1997-1 NOTES.................................... 33

Section 5.1  Restricted Global Series 1997-1 Notes..................................................... 33
Section 5.2  Temporary Global Series 1997-1
                     Notes; Permanent Global Series


                                       i




                                                                                                      Page



                     1997-1 Notes...................................................................... 33

                                   ARTICLE VI

                                                  GENERAL.............................................. 34

Section 6.1  Optional Repurchase....................................................................... 34
Section 6.2  Information............................................................................... 34
Section 6.3  Exhibits.................................................................................. 35
Section 6.4  Ratification of Base Indenture............................................................ 35
Section 6.5  Counterparts.............................................................................. 35
Section 6.6  Governing Law............................................................................. 35
Section 6.7  Amendments................................................................................ 35
Section 6.8  Discharge of Indenture.................................................................... 36
Section 6.9  Notice to Surety Provider and
                     Rating Agencies................................................................... 36
Section 6.10 Certain Rights of Surety Provider......................................................... 36
Section 6.11 Surety Provider Deemed Noteholder
                     and Secured Party................................................................. 36
Section 6.12 Capitalization of AFC-II.................................................................. 37
Section 6.13 Series 1997-1 Required Non-Program
                     Enhancement Percentage............................................................ 37

Exhibit A-1-1: Form of Restricted Global Class A-1 Note
Exhibit A-1-2: Form of Temporary Global Class A-1 Note
Exhibit A-1-3: Form of Permanent Global Class A-1 Note
Exhibit A-2-1: Form of Restricted Global Class A-2 Note
Exhibit A-2-2: Form of Temporary Global Class A-2 Note
Exhibit A-2-3: Form of Permanent Global Class A-2 Note
Exhibit B:     Form of Consent

                  SERIES 1997-1 SUPPLEMENT, dated as of July 30, 1997 (this "Supplement") between AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider (the "Series 1997-1 Agent"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                             PRELIMINARY STATEMENT

                  WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that AFC-II and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                  DESIGNATION

                  There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Fixed Rate Rental Car Asset Backed Notes, Series 1997-1. The Series 1997-1 Notes shall be issued in two classes: (i) the Class A-1 Rental Car Asset Backed Notes, which shall be designated generally as the Class A-1 Notes and (ii) the Class A-2 Rental Car Asset Backed Notes, which shall be designated generally as the Class A-2 Notes. The Class A-1 Notes and the Class A-2 Notes are referred to collectively as the "Series 1997-1 Notes."

                  The proceeds from the sale of the Series 1997-1 Notes shall be deposited in the Collection Account and shall be paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available to acquire or refinance thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

                  The Series 1997-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                   ARTICLE I
                                  DEFINITIONS

                  (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1997-1 Notes and not to any other Series of Notes issued by AFC-II.

                  (b) The following words and phrases shall have the following meanings with respect to the Series 1997-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Class" means a class of the Series 1997-1 Notes, which may be the Class A-1 Notes or the Class A-2 Notes.

                  "Class A-1 Carryover Controlled Amortization Amount" means, with respect to the Class A-1 Notes for any Related Month during the Class A-1 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-1 Con-trolled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

                  "Class A-1 Controlled Amortization Amount" means (i) with respect to any Related Month other than the last Related Month during the Class A-1 Controlled Amortization Period, $133,333,333.33 and (ii) with respect to the last Related Month during the Class A-1 Controlled Amortization Period, $133,333,333.35.

                  "Class A-1 Controlled Amortization Period" means the period commencing at the close of business on April 1, 2000 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997-1 Rapid Amortization Period, (ii) the date on which the Class A-1 Notes are fully paid, (iii) the Series 1997-1 Termination Date, and (iv) the termination of the Indenture.

                  "Class A-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

                  "Class A-1 Shortfall" has the meaning specified in Section 2.3(a) of this Supplement.

                  "Class A-1 Expected Final Distribution Date" means the October 2000 Distribution Date.

                  "Class A-1 Final Distribution Date" means the
October 2001 Distribution Date.

                  "Class A-1 Initial Invested Amount" means the aggregate initial principal amount of the Class A-1 Notes, which is $800,000,000.

                  "Class A-1 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus
(b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date.

                  "Class A-1 Monthly Interest" means, with respect to (i) the initial Series 1997-1 Interest Period, an amount equal to the product of (A) the Class A-1 Note Rate, (B) the Class A-1 Initial Invested Amount and (C) 20/360 and (ii) any other Series 1997-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-1 Note Rate and (B) the Class A-1 Invested Amount on the first day of such Series 1997-1 Interest Period, after giving effect to any principal payments made on such date.

                  "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

                  "Class A-1 Note Rate" means 6.22% per annum.

                  "Class A-1 Notes" means any one of the Class A-1 Fixed Rate Rental Car Asset Backed Notes, Series 1997-1, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "Class A-2 Carryover Controlled Amortization Amount" means, with respect to the Class A-2 Notes for any Related Month during the Class A-2 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

                  "Class A-2 Controlled Amortization Amount" means (i) with respect to any Related Month other than the last Related Month during the Class A-2 Controlled Amortization Period, $141,666,666.67 and (ii) with respect to the last Related Month during the Class A-2 Controlled Amortization Period, $141,666,666.65.

                  "Class A-2 Controlled Amortization Period" means the period commencing at the close of business on April 1, 2002 (or, if such day is not a Business Day, the

Business Day immediately preceding such day) and continuing to the earliest of
(i) the commencement of the Series 1997-1 Rapid Amortization Period, (ii) the date on which the Class A-2 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (iii) the Series 1997-1 Termination Date, and (iv) the termination of the Indenture.

                  "Class A-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

                  "Class A-2 Shortfall" has the meaning specified in Section 2.3(a) of this Supplement.

                  "Class A-2 Expected Final Distribution Date" means the October 2002 Distribution Date.

                  "Class A-2 Final Distribution Date" means the
October 2003 Distribution Date.

                  "Class A-2 Initial Invested Amount" means the aggregate initial principal amount of the Class A-2 Notes, which is $850,000,000.

                  "Class A-2 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus
(b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

                  "Class A-2 Monthly Interest" means, with respect to (i) the initial Series 1997-1 Interest Period, an amount equal to the product of (A) the Class A-2 Note Rate, (B) the Class A-2 Initial Invested Amount and (C) 20/360 and (ii) any other Series 1997-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-2 Note Rate and (B) the Class A-2 Invested Amount on the first day of such Series 1997-1 Interest Period, after giving effect to any principal payments made on such date.

                  "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

                  "Class A-2 Note Rate" means 6.40% per annum.

                  "Class A-2 Notes" means any one of the Class A-2 Fixed Rate Rental Car Asset Backed Notes, Series 1997-1, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

                  "Consent" has the meaning set forth in Article IV of this Supplement.

                  "Consent Period Expiration Date" has the meaning set forth in
Article IV of this Supplement.

                  "Designated Amounts" has the meaning set forth in Article IV of this Supplement.

                  "Excess Collections" has the meaning specified in Section 2.3(b) of this Supplement.

                  "Final Distribution Date" means the Class A-1 Final Distribution Date or the Class A-2 Final Distribution Date.

                  "Insurance Agreement" means the Insurance Agreement, dated as July 30, 1997, among the Surety Provider, the Trustee and AFC-II, which shall constitute an "Enhancement Agreement" with respect the Series 1997-1 Notes for all purposes under the Indenture.

                  "Monthly Total Principal Allocation" means for any Related Month the sum of all Series 1997-1 Principal Allocations with respect to such Related Month.

                  "Permanent Global Class A-1 Note" has the meaning specified in Section 5.2 of this Supplement.

                  "Permanent Global Class A-2 Note" has the meaning specified in Section 5.2 of this Supplement.

                  "Principal Deficit Amount" means, with respect to any Distribution Date, the excess, if any, of (a) the Series 1997-1 Invested Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum of the Series 1997-1 Available Reserve Account Amount on such Distribution Date and the Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

                  "Requisite Noteholders" means Series 1997-1 Noteholders holding 50% or more of the Series 1997-1 Invested Amount.

                  "Restricted Global Class A-1 Note" has the meaning specified in Section 5.1 of this Supplement.

                  "Restricted Global Class A-2 Note" has the meaning specified in Section 5.1 of this Supplement.

                  "Series 1997-1 Accrued Interest Account" has the meaning specified in Section 2.1(b) of this Supplement.

                  "Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base" means, as of any date of determination, the product of (a) the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of such date and
(b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

                  "Series 1997-1 AESOP I Operating Lease Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 1997-1 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

                  "Series 1997-1 Available Reserve Account Amount" means, as of any date of determination, the amount on deposit in the Series 1997-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

                  "Series 1997-1 Closing Date" means July 31, 1997.

                  "Series 1997-1 Collateral" means the Collateral, the Series 1997-1 Distribution Account Collateral and the Series 1997-1 Reserve Account Collateral.

                  "Series 1997-1 Collection Account" has the meaning specified in Section 2.1(b) of this Supplement.

                  "Series 1997-1 Controlled Amortization Period" means the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period.

                  "Series 1997-1 Deposit Date" has the meaning specified in
Section 2.2 of this Supplement.

                  "Series 1997-1 Distribution Account" has the meaning specified in Section 2.8(a) of this Supplement.

                  "Series 1997-1 Distribution Account Collateral" has the meaning specified in Section 2.8(d) of this Supplement.

                  "Series 1997-1 Enhancement" means the Series 1997-1 Overcollateralization Amount and the Series 1997-1 Reserve Account Amount.

                  "Series 1997-1 Enhancement Amount" means, as of any date of determination, the sum of the Series 1997-1 Overcollateralization Amount and the Series 1997-1 Available Reserve Account Amount as of such date.

                  "Series 1997-1 Enhancement Deficiency" means, on any date of determination, the amount by which the Series 1997-1 Enhancement Amount is less than the Series 1997-1 Required Enhancement Amount as of such date.

                  "Series 1997-1 Excess Collection Account" has the meaning specified in Section 2.1(b) of this Supplement.

                  "Series 1997-1 Initial Invested Amount" means the sum of the Class A-1 Initial Invested Amount and the Class A-2 Initial Invested Amount.

                  "Series 1997-1 Interest Period" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 1997-1 Interest Period shall commence on and include the Series 1997-1 Closing Date and end on and include August 19, 1997.

                  "Series 1997-1 Invested Amount" means, as of any date of determination, the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount as of such date.

                  "Series 1997-1 Invested Percentage" means as of any date of determination:

                  (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 1997-1 Invested Amount and the Series 1997-1 Overcollateralization Amount, determined during the Series 1997-1 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 1997-1 Closing Date), or, during the Series 1997-1 Controlled Amortization Period and the Series 1997-1 Rapid Amortization Period, as of the end of the Series 1997-1 Revolving Period, and the denominator of which shall be the greater of
         (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1997-1 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

                  (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 1997-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

                  "Series 1997-1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article III of this Supplement; provided, however, that any event or condition of the type specified in clauses
(a) through (e) of Article III of this Supplement shall not constitute a Series 1997-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 1997-1 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 1997-1 Limited Liquidation Event of Default.

                  "Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount" means, as of any day, with respect to Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Amount" means any of the Series 1997-1 Maximum Manufacturer Amounts, the Series 1997-1 Maximum Non-Eligible Manufacturer Amount, the Series 1997-1 Maximum Non-Program Vehicle Amount or the Series 1997-1 Maximum Specified States Amount.

                  "Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount" means, as of any day, with respect to Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Manufacturer Amount" means, as of any day, any of the Series 1997-1 Maximum Mitsubishi Amount, the Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount, the Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount, the Series 1997-1 Maximum Mazda Amount or the Series 1997-1 Maximum Mazda Program Vehicle Amount.

                  "Series 1997-1 Maximum Mazda Amount" means, as of any day, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Mazda Program Vehicle Amount" means, as of any day, an amount equal to the Series 1997-1 Maximum Mazda Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Mazda Program Vehicle Percentage" means 20% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider (initially 5%) on or after the Series 1997-1 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

                  "Series 1997-1 Maximum Mitsubishi Amount" means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Non-Eligible Manufacturer Amount" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Non-Program Vehicle Amount" means, as of any day, an amount equal to the Series 1997-1 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Maximum Non-Program Vehicle Percentage" means 25% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider (initially 15%) on or after the Series 1997-1 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

                  "Series 1997-1 Maximum Specified States Amount" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

                  "Series 1997-1 Monthly Interest" means, with respect to any Series 1997-1 Interest Period, the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest for such Series 1997-1 Interest Period.

                  "Series 1997-1 Non-Program Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

                  "Series 1997-1 Noteholders" means the Class A-1 Noteholders and the Class A-2 Noteholders.

                  "Series 1997-1 Note Rate" means the Class A-1 Note Rate or the Class A-2 Note Rate, as the context may require.

                  "Series 1997-1 Notes" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

                  "Series 1997-1 Overcollateralization Amount" means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 1997-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 1997-1 Invested Amount as of such date.

                  "Series 1997-1 Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 1997-1 Invested Amount as of such date and the denominator of which is the aggregate Invested Amount of each Series of Notes outstanding as of such date.

                  "Series 1997-1 Principal Allocation" has the meaning specified in Section 2.2(a)(ii) of this Supplement.

                  "Series 1997-1 Program Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

                  "Series 1997-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1997-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1997-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (ii) the Series 1997-1 Termination Date and
(iii) the termination of the Indenture.

                  "Series 1997-1 Repurchase Amount" has the meaning specified in Section 6.1 of this Supplement.

                  "Series 1997-1 Required AESOP I Operating Lease Vehicle Amount" means, as of any date of determination, the sum of the Series 1997-1 Invested Amount and the Series 1997-1 Required Overcollateralization Amount as of such date.

                  "Series 1997-1 Required Enhancement Amount" means, as of any date of determination, the sum of (i) the product of the Series 1997-1 Required Enhancement Percentage as of such date and the Series 1997-1 Invested Amount as of such date, (ii) the Series 1997-1 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 1997-1 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 1997-1 Maximum Mitsubishi Amount as of such date, (iv) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount as of such date, (v) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all

Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount as of such date, (vi) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 1997-1 Maximum Mazda Amount as of such date, (vii) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Program Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 1997-1 Maximum Mazda Program Vehicle Amount as of such date, (viii) the Series 1997-1 Percentage of the excess, if any, of the Specified States Amount as of such date over the Series 1997-1 Maximum Specified States Amount as of such date and (ix) the Series 1997-1 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 1997-1 Maximum Non-Eligible Manufacturer Amount as of such date.

                  "Series 1997-1 Required Enhancement Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the product of (A) 11% times (B) the Series 1997-1 Program Vehicle Percentage as of such date times (C) the Series 1997-1 Invested Amount as of such date and (ii) the product of (A) the Series 1997-1 Required NonProgram Enhancement Percentage as of such date times (B) the Series 1997-1 Non-Program Vehicle Percentage as of such date times (C) the Series 1997-1 Invested Amount as of such date and the denominator of which is the Series 1997-1 Invested Amount as of such date.

                  "Series 1997-1 Required Non-Program Enhancement Percentage" means, as of any date of determination, the greater of (a) 15% and (b) the sum of (i) 15% and (ii) the sum, for each calendar month within the preceding twelve calendar months (or such fewer number of calendar months as have elapsed since the Series 1997-1 Closing Date), of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

                  "Series 1997-1 Required Overcollateralization Amount" means, as of any date of determination, the excess, if any, of the Series 1997-1 Required Enhancement Amount over the sum of (i) the Series 1997-1 Available Reserve Account Amount as of such date and (ii) the amount of cash and Permitted Investment on deposit in the Series 1997-1 Collection Account and the Series 1997-1 Excess Collection Account on such date.

                  "Series 1997-1 Required Reserve Account Amount" means, with respect to any Distribution Date, an amount equal to 4.0% of the Series 1997-1 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 1997-1 Notes on such Distribution Date).

                  "Series 1997-1 Reserve Account" has the meaning specified in
Section 2.7(a) of this Supplement.

                  "Series 1997-1 Reserve Account Collateral" has the meaning specified in Section 2.7(d) of this Supplement.

                  "Series 1997-1 Reserve Account Initial Deposit" means $66,000,000.

                  "Series 1997-1 Reserve Account Surplus" means, with respect to any Distribution Date, the excess, if any, of the Series 1997-1 Available Reserve Account Amount over the Series 1997-1 Required Reserve Account
Amount on such Distribution Date.

                  "Series 1997-1 Revolving Period" means the period from and including the Series 1997-1 Closing Date to the earlier of (i) the commencement of the Series 1997-1 Controlled Amortization Period and (ii) the commencement of any Series 1997-1 Rapid Amortization Period.

                  "Series 1997-1 Termination Date" means the October 2003 Distribution Date.

                  "Series 1997-2 Supplement" means the supplement to the Base Indenture authorizing the issuance of the Series of Notes designated as the Series 1997-2 Notes.

                  "Shortfall" means, as of any date, the sum of the Class A-1 Shortfall and the Class A-2 Shortfall as of such date.

                  "Supplement" has the meaning set forth in the preamble.

                  "Surety Bond" means the Note Guaranty Insurance Policy No. 24464, dated July 30, 1997, issued by the Surety Provider.

                  "Surety Default" means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

                  "Surety Provider" means MBIA Insurance Corporation, a New York stock insurance company. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 1997-1 Notes for all purposes under the Indenture and the other Related Documents.

                  "Surety Provider Fee" has the meaning set forth in the Insurance Agreement.

                  "Surety Provider Reimbursement Amounts" means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement.

                  "Temporary Global Class A-1 Note" has the meaning specified in Section 5.2 of this Supplement.

                  "Temporary Global Class A-2 Note" has the meaning specified in Section 5.2 of this Supplement.

                  "Waiver Event" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 1997-1 Maximum Amount.

                  "Waiver Request" has the meaning set forth in Article IV of this Supplement.


                                   ARTICLE II

                           SERIES 1997-1 ALLOCATIONS

                  With respect to the Series 1997-1 Notes only, the following shall apply:

                  Section 2.1 Establishment of Series 1997-1 Collection Account, Series 1997-1 Excess Collection Account and Series 1997-1 Accrued Interest Account.

                  (a) All Collections allocable to the Series 1997-1 Notes shall be allocated to the Collection Account.

                  (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 1997-1 Noteholders and the Surety Provider: the Series 1997-1 Collection Account (such sub-account, the "Series 1997-1 Collection Account"), the Series 1997-1 Excess Collection Account (such sub-account, the "Series 1997-1 Excess Collection Account") and the Series 1997-1 Accrued Interest Account (such sub-account, the "Series 1997-1 Accrued Interest Account").

                  Section 2.2 Allocations with Respect to the Series 1997-1 Notes. The proceeds from the initial sale of the Series 1997-1 Notes will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a "Series 1997-1 Deposit Date"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this
Section 2.2:

                  (a) Allocations of Collections During the Series 1997-1 Revolving Period. During the Series 1997-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1997-1 Collection Account shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1997-1 Excess Collection Account an amount equal to the Series 1997-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "Series 1997-1 Principal Allocation"); provided however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement.

                  (b) Allocations of Collections During any Series 1997-1 Controlled Amortization Period. With respect to any Series 1997-1 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) (A) with respect to the Class A-1 Controlled Amortization Period, allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-1 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1997-1 Excess Collection Account; and provided further that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement; and (B) with respect to the Class A-2 Controlled Amortization Period, allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1997-1 Excess Collection Account; and provided further that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in
         Article IV of this Supplement.

                  (c) Allocations of Collections During the Series 1997-1 Rapid Amortization Period. With respect to the Series 1997-1 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or ARC, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 1997-1 Invested Amount is paid in full.

                  (d) Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or ARC, the Administrator will direct the Trustee in writing pursuant to the Administration Agree-ment to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

                           (i) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement. All such amounts allocated to the Series 1997-1 Collection Account shall be further allocated to the Series 1997-1 Accrued Interest Account;

                           (ii) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 1997-1 Invested Amount is paid in full.

After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or ARC, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts attributable to the AESOP I Finance Lease Loan Agreement and the AESOP II Loan Agreement in accordance with the provisions of the Series 1997-2 Supplement.

                  (e) Series 1997-1 Excess Collection Account. Amounts allocated to the Series 1997-1 Excess Collection Account on any Series 1997-1 Deposit Date will be (w) first, deposited in the Series 1997-1 Reserve Account in an amount up to the excess, if any, of the Series 1997-1 Required Reserve Account Amount for such date over the Series 1997-1 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with re-spect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (z) fourth, paid to AFC-II and used to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder, Eligible Vehicles are available for financing thereunder and no Series 1997-1 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom. Upon the occurrence of an Amortization Event, funds on deposit on the Series 1997-1 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 1997-1 Collection Account and allocated as Principal Collections to reduce the Series 1997-1 Invested Amount on the immediately succeeding Distribution Date.

                  Section 2.3  Payments To Noteholders.

                  On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 2.3(a) and (b) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 1997-1 Notes.

                  (a) Note Interest with respect to the Series 1997-1 Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 of this Supplement from the Series 1997-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1997-1 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to Series 1997-1 Monthly Interest for the Series 1997-1 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the amount of any unpaid Shortfalls as of the preceding

Distribution Date (together with any accrued interest on such Shortfalls) and
(z) third, an amount equal to the Surety Provider Fee for such Series 1997-1 Interest Period plus any Surety Provider Reimbursement Amounts then due and owing. If the amounts anticipated to be available from the Series 1997-1 Accrued Interest Account will be insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) above on any Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 1997-1 Reserve Account and deposit in the Series 1997-1 Distribution Account on the following Distribution Date an amount equal to the lesser of the Series 1997-1 Available Reserve Account Amount and such insufficiency; provided, however, that after the occurrence of a Surety Default, no amounts in respect of the Surety Provider Fee shall be withdrawn from the Series 1997-1 Reserve Account. If the amounts described in the preceding two sentences are insufficient to pay the sum of the amounts described in clauses (x) and (y) above on any Distribution Date, the Trustee shall make a demand on the Surety Bond in accordance with the terms thereof in an amount equal to such insufficiency and deposit the proceeds thereof in the Series 1997-1 Distribution Account. If the amounts described in this Section 2.3(a) are insufficient to pay Series 1997-1 Monthly Interest on any Distribution Date, payments of interest to the Series 1997-1 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Shortfall" and the portion thereof allocable to each Class of Series 1997-1 Notes shall be referred to as the "Class A-1 Shortfall" and the "Class A-2 Shortfall", respectively. Interest shall accrue on the Shortfall for each Class of Series 1997-1 Notes at the applicable Series 1997-1 Note Rate. On the following Distribution Date, the Trustee shall withdraw the amounts described in this Section 2.3(a) from the Series 1997-1 Accrued Interest Account and deposit such amounts in the Series 1997-1 Distribution Account.

                  (b) Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.3(a) of this Supplement), if any, of the Interest

Collections allocated to holders of the Series 1997-1 Notes since the preceding Distribution Date as follows:

                  (i) on each Distribution Date during the Series 1997-1 Revolving Period or any Series 1997-1 Controlled Amortization Period,
         (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 1997-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Administrator, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Series 1997-1 Interest Period, (3) third, to the Trustee, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the Trustee's fees for such Series 1997-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1997-1 Interest Period and (5) fifth, the balance, if any ("Excess Collections"), shall be withdrawn by the Paying Agent from the Series 1997-1 Collection Account and deposited in the Series 1997-1 Excess Collection Account; and

                  (ii) on each Distribution Date during the Series 1997-1 Rapid Amortization Period, (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 1997-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Trustee, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the Trustee's fees for such Series 1997-1 Interest Period, (3) third, to the Administrator, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Series 1997-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1997-1 Interest Period and (5) fifth, the balance, if any, shall constitute Excess Collections and shall be withdrawn by the Paying Agent from the Series 1997-1 Collection Account and deposited in the Series 1997-1 Excess Collection Account.

                  Section 2.4  Payment of Note Interest.

                  On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 1997-1 Noteholders from the Series 1997-1 Distribution Account the amount deposited in the Series 1997-1 Distribution Account for the payment of interest pursuant to Section 2.3(a) of this Supplement and, to the extent necessary to pay interest on the Series 1997-1 Notes, first, amounts on deposit in the Series 1997-1 Collection Account, second, amounts on deposit in the Series 1997-1 Reserve Account and third, proceeds of a demand on the Surety Bond made in accordance with the terms thereof.

                  Section 2.5  Payment of Note Principal.

                  (a) Monthly Payments During Controlled Amortization Period or Rapid Amortization Period. Commencing on the second Determination Date during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, as the case may be, or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount allocated to the Series 1997-1 Notes during the Related Month pursuant to Section 2.2(b)(ii),
(c)(ii) or (d)(ii), as the case may be, of this Supplement, as to any amounts to be withdrawn from the Series 1997-1 Reserve Account and deposited into the Series 1997-1 Dis-tribution Account, and as to the amount of any demand on the Surety Bond in accordance with the terms thereof. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1997-1 Notes during the Related Month pursuant to Section 2.2(b)(ii),
(c)(ii) or (d)(ii), as the case may be, of this Supplement from the Series 1997-1 Collection Account and deposit such amount in the Series 1997-1 Distribution Account, to be paid to the holders of the Series 1997-1 Notes. If the amount so deposited in the Series 1997-1 Collection Account with respect to the Final Distribution Date with respect to any Class of Series 1997-1 Notes is less than the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be, the Trustee shall withdraw from the Series 1997-1 Reserve Account, an amount equal to the lesser of the Series 1997-1 Available Reserve Account Amount and such insufficiency. If the Series 1997-1 Available Reserve Account Amount is less than such insufficiency, the Trustee shall make a demand on the Surety Bond in accordance with the terms thereof in an amount equal to such insufficiency and deposit the proceeds thereof in the Series 1997-1 Distribution Account. The entire principal amount of all Outstanding Class A-1 Notes shall be due and payable on the Class A-1 Final Distribution Date. The entire principal amount of all Outstanding Class A-2 Notes shall be due and payable on the Class A-2 Final Distribution Date.

         (b) If on any Determination Date the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond on such Determination Date in accordance with the terms thereof in an amount equal to such Principal Deficit Amount and deposit the proceeds thereof into the Series 1997-1 Distribution Account.

         (c) On each Distribution Date occurring on or after the date a withdrawal is made from the Series 1997-1 Collection Account or the Series 1997-1 Reserve Account pursuant to Section 2.5(a) of this Supplement or a demand is made pursuant to Section 2.5(b) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Class A-1 Noteholder or Class A-2 Noteholder, as applicable, from the Series 1997-1 Distribution Account the amount deposited therein pursuant to
Section 2.5(a) or (b) of this Supplement, to the extent necessary to pay the Class A-1 Controlled Amortization Amount or the Class A-2 Controlled Amortization Amount during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, respectively, or to the extent necessary to pay the Class A-1 Invested Amount and the Class A-2 Invested Amount during the Series 1997-1 Rapid Amortization Period.

                  Section 2.6 Administrator's Failure to Instruct the Trustee to Make a Deposit or Payment.

                  If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

                  Section 2.7  Series 1997-1 Reserve Account.

                  (a) Establishment of Series 1997-1 Reserve Account. AFC-II shall establish and maintain in the name of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 1997-1 Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Noteholders and the Surety Provider. The Series 1997-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 1997-1 Reserve Account with a new Qualified Institution. If the Series 1997-1 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 1997-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 1997-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 1997-1 Reserve Account into the new Series 1997-1 Reserve Account. Initially, the Series 1997-1 Reserve Account will be established with Harris Trust and Savings Bank. On the Series 1997-1 Closing Date, AFC-II shall deposit an amount equal to the Series 1997-1 Reserve Account Initial Deposit into the Series 1997-1 Reserve Account.

                  (b) Administration of the Series 1997-1 Reserve Account. The Administrator may instruct the institution maintaining the Series 1997-1 Reserve Account to invest funds on deposit in the Series 1997-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1997-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1997-1 Reserve Account.

                  (c) Earnings from Series 1997-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1997-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

                  (d) Series 1997-1 Reserve Account Constitutes Additional Collateral for Series 1997-1 Notes. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 1997-1 Agent, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1997-1 Reserve Account, including any security entitlement thereto;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1997-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1997-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 1997-1 Reserve Account Collateral"). The Series 1997-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 1997-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1997-1 Reserve Account. The Series 1997-1 Reserve Account Collateral shall be under the sole dominion and control of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider.

                  (e) Series 1997-1 Reserve Account Surplus. In the event that the Series 1997-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 1997-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 1997-1 Reserve Account an amount equal to the Series 1997-1 Reserve Account Surplus and shall pay such amount to AFC-II.

                  (f) Termination of Series 1997-1 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 1997-1 Noteholders and to the Surety Provider and payable from the Series 1997-1 Reserve Account as provided herein, shall withdraw from the Series 1997-1 Reserve Account all amounts on deposit therein for payment to AFC-II.

                  Section 2.8 Series 1997-1 Distribution Account.

                  (a) Establishment of Series 1997-1 Distribution Account. The Trustee shall establish and maintain in the name of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 1997-1 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Noteholders and the Surety Provider. The Series 1997-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 1997-1 Distribution Account with a new Qualified Institution. If the Series 1997-1 Distribution Account is not maintained in accordance with the previous sentence, AFCII shall establish a new Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 1997-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 1997-1 Distribution Account into the new Series 1997-1 Distribution Account. Initially, the Series 1997-1 Distribution Account will be established with Harris Trust and Savings Bank.

                  (b) Administration of the Series 1997-1 Distribution Account. The Administrator may instruct the institution maintaining the Series 1997-1 Distribution Account to invest funds on deposit in the Series 1997-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1997-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1997-1 Distribution Account.

                  (c) Earnings from Series 1997-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1997-1 Distribution Account shall be deemed to be on deposit and available for distribution.

                  (d) Series 1997-1 Distribution Account Constitutes Additional Collateral for Series 1997-1 Notes. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 1997-1 Agent, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1997-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1997-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1997-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 1997-1 Distribution Account Collateral"). The Series 1997-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 1997-1 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1997-1 Distribution Account. The Series 1997-1 Distribution Account Collateral shall be under the sole dominion and control of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider.


                                  ARTICLE III

                              AMORTIZATION EVENTS

                  In addition to the Amortization Events set forth in Section
9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1997-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 1997-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 1997-1 Notes) and shall not be subject to waiver:

                  (a) a Series 1997-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if (i) during such two (2) Business Day period such Series 1997-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

                  (b) the Series 1997-1 Available Reserve Account Amount shall be less than the Series 1997-1 Required Reserve Account Amount for at least two
(2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if (i) during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

                  (c) the Series 1997-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

                  (d) all principal and interest of the Class A-1 Notes is not paid in full on or before the Class A-1 Expected Final Distribution Date or all principal and interest of the Class A-2 Notes is not paid in full on or before the Class A-2 Expected Final Distribution Date;

                  (e) the Trustee shall make a demand for payment under the Surety Bond;

                  (f) the occurrence of an Event of Bankruptcy with respect to the Surety Provider; and

                  (g) the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond.


                                   ARTICLE IV

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

                  Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from any Lessee, any Borrower or AFC-II (i) to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, the Series 1997-1 Maximum Non-Program Vehicle Amount is or will be exceeded or
(ii) that the Lessees, the Borrowers and AFC-II have determined to increase any Series 1997-1 Maximum Amount, (such notice, a "Waiver Request"), each Series 1997-1 Noteholder may, at its option, waive the Series 1997-1 Maximum Non-Program Vehicle Amount or any other Series 1997-1 Maximum Amount if (i) no Amortization Event exists, (ii) the Requisite Noteholders and the Surety Provider consent to such waiver and (iii) 60 days' prior, written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

                  Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 1997-1 Excess Collection Account (collectively, the "Designated Amounts") from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 1997-1 Collection Account for ratable distribution as described below.

                  Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 1997-1 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a "Consent") in the form of Exhibit B by which the Series 1997-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Series 1997-1 Maximum Amount. If the Trustee receives the consent of the Surety Provider and Consents from the Requisite Noteholders agreeing to waiver of the applicable Series 1997-1 Maximum Amount within forty-five (45) days after the Trustee notifies the Series 1997-1 Noteholders of a Waiver Request (the day on which such forty-five
(45) day period expires, the "Consent Period Expiration Date"), (i) the applicable Series 1997-1 Maximum Amount shall be deemed waived by the consenting Series 1997-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 1997-1 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

                  If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

                           (i) to the non-consenting Series 1997-1 Noteholders, if any, pro rata up to the amount required to pay all Series 1997-1 Notes held by such non-consenting Series 1997-1 Noteholders in full; and

                           (ii) any remaining Designated Amounts to the Series 1997-1 Excess Collection Account.

                  If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 1997-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 1997-1 Collection Account and deposit same in the Series 1997-1 Distribution Account for distribution as follows:

                           (a) to the non-consenting Series 1997-1 Noteholders, if any, pro rata an amount equal to the Designated Amounts in the Series 1997-1 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 1997-1 Notes held by the non-consenting Series 1997-1 Noteholders; and

                           (b)  any remaining Designated Amounts to the Series
1997-1 Excess Collection Account.

                  If the Requisite Noteholders or the Surety Provider do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 1997-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

                  In the event that the Series 1997-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 1997-1 Noteholders.


                                   ARTICLE V

                          FORM OF SERIES 1997-1 NOTES

                  Section 5.1 Restricted Global Series 1997-1 Notes. The Series 1997-1 Notes to be issued in the United States will be issued in book-entry form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "Restricted Global Class A-1 Note" or a "Restricted Global Class A-2 Note", as the case may be), substan-tially in the forms set forth in Exhibits A-1-1 and A-2-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 1997-1 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

                  Section 5.2 Temporary Global Series 1997-1 Notes; Permanent Global Series 1997-1 Notes. The Series 1997-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a "Temporary Global Class A-1 Note" or a "Temporary Global Class A-2 Note", as the case may be), substantially in the forms set forth in Exhibits A-1-2 and A-2-2 hereto, which shall be deposited on behalf of the purchasers of the Series 1997-1 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note or a Temporary Global Class A-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a "Permanent Global Class A-1 Note" or a "Permanent Global Class A-2 Note", as the case may be), substantially in the form of Exhibits A-1-3 and A-2-3 hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A-1 Note or a Permanent Global Class A-2 Note will be exchangeable for definitive Class A-1 Notes or definitive Class A-2 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note or Permanent Global Class A-2 Note and the Base Indenture (as modified by this Sup-plement).


                                   ARTICLE VI

                                    GENERAL

                  Section 6.1 Optional Repurchase. Each Class of the Series 1997-1 Notes shall be subject to repurchase by AFC-II at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date after the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be, is reduced to an amount less than or equal to 10% of the Class A-1 Initial Invested Amount or the Class A-2 Initial Invested Amount, as the case may be (the "Series 1997-1 Repurchase Amount"); provided, however, that as a condition precedent to any such optional repurchase, on or prior to the Distribution Date on which any Series 1997-1 Note is repurchased by AFC-II pursuant to this Section 6.1, AFC-II shall have paid the Surety Bond Provider all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Distribution Date. The repurchase price for any Series 1997-1 Note shall equal the aggregate outstanding principal balance of such Series 1997-1 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

                  Section 6.2 Information. The Trustee shall provide to the Series 1997-1 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or AFC-II pursuant to the Related Documents, as such information relates to the Series 1997-1 Notes or the Series 1997-1 Collateral.

                  Section 6.3 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1:  Form of Restricted Global Class A-1 Note
Exhibit A-1-2:  Form of Temporary Global Class A-1 Note
Exhibit A-1-3:  Form of Permanent Global Class A-1 Note

Exhibit A-2-1:  Form of Restricted Global Class A-2 Note
Exhibit A-2-2:  Form of Temporary Global Class A-2 Note
Exhibit A-2-3:  Form of Permanent Global Class A-2 Note
Exhibit B:      Form of Consent

                  Section 6.4 Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

                  Section 6.5 Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 6.6 Governing Law. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

                  Section 6.7 Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 1997-1 Notes affected thereby; provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes) or (ii) affects only the Class A-2 Notes

(and does not affect in any material respect the Class A-1 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes).

                  Section 6.8 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 1997-1 Notes without the consent of the Required Noteholders.

                  Section 6.9 Notice to Surety Provider and Rating Agencies. The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider, shall be from counsel reasonably acceptable to the Surety Provider and shall be in form and substance reasonably acceptable to the Surety Provider. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to MBIA Insurance Corporation, 113 King Street Street, Armonk, New York 10504, Attention: Insured Portfolio Management
- SF, telecopy: (914) 765-3810; confirmation: (914) 765-3781.

                  Section 6.10 Certain Rights of Surety Provider. The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 1997-1 Notes (without regard to the Surety Bond) pursuant to the definition of "Rating Agency Confirmation Condition." In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of "Rating Agency Consent Condition."

                  Section 6.11 Surety Provider Deemed Noteholder and Secured Party. Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 1997-1

Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1,
9.2 or 12.1 of the Base Indenture) to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 1997-1 Notes, to refer to the rights or interests of the Surety Provider. Furthermore, the Surety Provider shall be deemed to be a "Secured Party" under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement. Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 1997-1 Notes for such purposes.

                  Section 6.12 Capitalization of AFC-II. AFC-II agrees that on the Series 1997-1 Closing Date it will have capitalization in an amount equal to or greater than 3% of the Series 1997-1 Initial Invested Amount.

                  Section 6.13 Series 1997-1 Required Non-Program Enhancement Percentage. AFC-II agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 1997-1 Required Non-Program Enhancement Percentage would exceed 25.0%.

                  Section 6.14 Third Party Beneficiary. The Surety Provider is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

                  Section 6.15 Prior Notice by Trustee to Surety Provider. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any

Series of Notes other than the Series 1997-1 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 1997-1 Notes (except those set forth in clauses (f) and (g) of Article III of this Supplement) until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Required Noteholders with respect to the Series 1997-1 Notes. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 1997-1 Limited Liquidation Event of Default.

                  IN WITNESS WHEREOF, AFC-II and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       AESOP FUNDING II L.L.C.


                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       HARRIS TRUST AND SAVINGS BANK
                                         as Trustee



                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       HARRIS TRUST AND SAVINGS BANK
                                         as Series 1997-1 Agent



                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:

                                                                  EXHIBIT A-1-1
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF RESTRICTED GLOBAL CLASS A-1 NOTE

REGISTERED                                                          $_________*

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. __________


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

-------------
* Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-1-1-1

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            AESOP FUNDING II L.L.C.

                [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date


                                    A-1-1-2
on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

                  Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing,


                                    A-1-1-3

AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.




                                    A-1-1-4

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                          AESOP FUNDING II L.L.C.



                                           By:
                                              -------------------------------
                                               Name:
                                               Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee


                                            By:
                                               ------------------------------
                                                    Authorized Signatory




                                    A-1-1-5

                          [REVERSE OF CLASS A-1 NOTE]


                  This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-1-1-6
certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registra-


                                    A-1-1-7
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.


                                    A-1-1-8

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1


                                    A-1-1-9

Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

                  The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

                  This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.




                                    A-1-1-10

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________

                  FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto  __________________________________________
_____________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________                         By:_________________________*
                                                       Signature Guaranteed:

                                                     _________________________

                                                     _________________________
-------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.


                                    A-1-1-11

                                                                  EXHIBIT A-1-2
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF TEMPORARY GLOBAL CLASS A-1 NOTE

REGISTERED                                                     $_____________**


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO.____________
                                                          ISIN NO. ____________


                  THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION


-------------
** Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-1-2-1

REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                            AESOP FUNDING II L.L.C.

               [     %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co.,


                                    A-1-2-2
or registered assigns, the principal sum of [   ] MILLION DOLLARS (or such
lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from August 20, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base


                                    A-1-2-3

Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

                  Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.




                                    A-1-2-4

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                           AESOP FUNDING II L.L.C.


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee


                                            By:
                                               --------------------------------
                                                    Authorized Signatory





                                    A-1-2-5

                          [REVERSE OF CLASS A-1 NOTE]


                  This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-1-2-6
certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registra-


                                    A-1-2-7
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.


                                    A-1-2-8

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modi-


                                    A-1-2-9
fication of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

                  The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times,


                                    A-1-2-10
place, and rate, and in the coin or currency herein prescribed.

                  Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

                  On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-1-3 to the Series 1997-1 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

                  On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant


                                    A-1-2-11
space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

                  Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities ac-


                                    A-1-2-12
count with Euroclear or Cedel without the production of this Temporary Global Note.




                                    A-1-2-13

                                   SCHEDULE A

                        SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

==============================================================================
              Part of principal         Remaining
              amount of this            Principal
              Temporary Global          amount of this
              Note exchanged for        Temporary           Notation made
Date          Notes represented         Global Note         by or on
exchange      by a Permanent            following such      behalf of the
made          Global Note               exchange            Issuer
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==============================================================================



                                    A-1-2-14

                                                                  EXHIBIT A-1-3
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF PERMANENT GLOBAL CLASS A-1 NOTE

REGISTERED                                                     $____________***


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO.__________
                                                            ISIN NO. __________


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER
THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
________
*** Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-1-3-1

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            AESOP FUNDING II L.L.C.

              [    %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date


                                    A-1-3-2
on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-1-3-3

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                           AESOP FUNDING II L.L.C.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.


                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee


                                            By:
                                               --------------------------------
                                                     Authorized Signatory




                                    A-1-3-4

                          [REVERSE OF CLASS A-1 NOTE]


                  This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-1-3-5
certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registra-


                                    A-1-3-6
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.


                                    A-1-3-7

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modi-


                                    A-1-3-8
fication of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

                  The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times,


                                    A-1-3-9
place, and rate, and in the coin or currency herein prescribed.

          Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Permanent Global Note.

                  Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.




                                    A-1-3-10

                                                                  EXHIBIT A-2-1
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF RESTRICTED GLOBAL CLASS A-2 NOTE

REGISTERED                                                       $_________****

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. __________


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

-------------
**** Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-2-1-1

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            AESOP FUNDING II L.L.C.

              [    %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date


                                    A-2-1-2
on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from August 20, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

                  Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing,


                                    A-2-1-3

AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.




                                    A-2-1-4

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                           AESOP FUNDING II L.L.C.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Signatory




                                    A-2-1-5

                          [REVERSE OF CLASS A-2 NOTE]


                  This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-2-1-6
certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registra-


                                    A-2-1-7
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.


                                    A-2-1-8

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1


                                    A-2-1-9

Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

                  The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.




                                    A-2-1-10

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

______________________________________

                  FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto ____________________________________________
______________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________                            _________________________*

                                                     Signature Guaranteed:

                                                     _________________________

                                                     _________________________
-------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.


                                    A-2-1-11

                                                                  EXHIBIT A-2-2
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF TEMPORARY GLOBAL CLASS A-2 NOTE

REGISTERED                                                    $_____________**


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO.____________
                                                          ISIN NO. ____________


                  THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION

-------------
** Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-2-2-1

REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                            AESOP FUNDING II L.L.C.

                [    %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co.,


                                    A-2-2-2
or registered assigns, the principal sum of [ ] MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base


                                    A-2-2-3

Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

                  Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.




                                    A-2-2-4

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                           AESOP FUNDING II L.L.C.



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Signatory



                                    A-2-2-5

                          [REVERSE OF CLASS A-2 NOTE]


                  This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-2-2-6
certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registra-


                                    A-2-2-7
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.


                                    A-2-2-8

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modi-


                                    A-2-2-9
fication of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

                  The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times,


                                    A-2-2-10
place, and rate, and in the coin or currency herein prescribed.

                  Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

                  On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-2-3 to the Series 1997-1 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

                  On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant


                                    A-2-2-11
space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

                  Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities ac-


                                    A-2-2-12
count with Euroclear or Cedel without the production of this Temporary Global Note.




                                    A-2-2-13

                                   SCHEDULE A

                        SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

===============================================================================
                Part of principal         Remaining
                amount of this            Principal
                Temporary Global          amount of this
                Note exchanged for        Temporary             Notation made
Date            Notes represented         Global Note           by or on
exchange        by a Permanent            following such        behalf of the
made            Global Note               exchange              Issuer
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================



                                    A-2-2-14

                                                                  EXHIBIT A-2-3
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                    FORM OF PERMANENT GLOBAL CLASS A-2 NOTE

REGISTERED                                                     $____________***


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO.__________
                                                            ISIN NO. __________


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER
THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
________
*** Denominations of $1,000,000 and integral multiples of $200,000.


                                    A-2-3-1

                  EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2
NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                            AESOP FUNDING II L.L.C.

               [    %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

                  AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date


                                    A-2-3-2
on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                  Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-2-3-3

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                           AESOP FUNDING II L.L.C.


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                            HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee



                                            By:
                                               --------------------------------
                                                     Authorized Signatory



                                    A-2-3-4

                          [REVERSE OF CLASS A-2 NOTE]


                  This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under
(i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July __, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

                  Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

                  Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in


                                    A-2-3-5
certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

                  The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

                  As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registra-


                                    A-2-3-6
tion of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.


                                    A-2-3-7

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

                  Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

                  Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modi-


                                    A-2-3-8
fication of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                  The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

                  The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

          This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

                  No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times,


                                    A-2-3-9
place, and rate, and in the coin or currency herein prescribed.

          Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Permanent Global Note.

                  Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.



                                    A-2-3-10

                                                                      EXHIBIT B
                                                                             TO
                                                       SERIES 1997-1 SUPPLEMENT


                                FORM OF CONSENT


Harris Trust and Savings Bank,
as Trustee
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606
Attn:  Indenture Trust Administration


AESOP Funding II L.L.C.
c/o Lord Securities Corporation
Two Wall Street
New York, New York 10005
Attn: Andrew L. Stidd

                  This Consent is delivered pursuant to the Waiver Request dated ____________, 19__ (the "Notice") and the Series 1997-1 Supplement, dated as of July 30, 1997 (as amended, modified or supplemented from time to time, the "Series 1997-1 Supplement") between AESOP Funding II L.L.C., a Delaware limited liability company ("AFC-II"), and Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee ("Trustee"). Terms used herein have the meaning provided in the Series 1997-1 Supplement.

                  Pursuant to Article 4 of the Series 1997-1 Supplement, the Trustee has delivered a Notice indicating that [choose which applies] [(i) the Manufacturer Program[s] of [name of Manufacturer] [is/are] no longer [an] Eligible Manufacturer Program[s] and that, as a result, the Series 1997-1 Maximum Non-Program Vehicle Amount [and/or] the Series 1997-1 Maximum Non-Eligible Manufacturer Amount is or will be exceeded [or (ii) that the Lessees, the Borrower and AFC-II have determined to increase [the Series 1997-1 Maximum Non-Program Vehicle Amount] [the Series 1997-1 Maximum Manufacturer Amount] [any Series 1997-1 Maximum Specified States Amount] [the Series 1997-1 Maximum Non-Eligible Manufacturer Amount]]. The undersigned hereby waives all requirements that the [Series 1997-1 Maximum Non-Program Vehicle Amount] [Se-ries 1997-1 Maximum Manufacturer Amount] [any Series 1997-1 Maximum Specified States Amount] [Series 1997-1 Maximum Non-Eligible Manufacturer Amount] not be exceeded for all purposes of the Indenture and the Series 1997-1 Supplement. The undersigned understands that this Consent will only be effective if the Trustee receives Consents from Noteholders representing not less than 25% of the aggregate unpaid principal amount of the Series 1997-1 Notes on or before ______________ 19__.

                  The undersigned hereby represents and warrants that it is the beneficial owner of $__________ in principal amount of Series 1997-1 Notes.


                                            [Name]



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                      B-2